DIRECT OPERATING COSTS (Details) - USD ($) $ in Millions		3 Months Ended		6 Months Ended
		Jun. 30, 2022	Jun. 30, 2021	Jun. 30, 2022	Jun. 30, 2021
Direct Operating Costs [Abstract]
Depreciation and amortization expense		$ 552	$ 492	$ 1,096	$ 961
Compensation		414	368	857	739
Fuel, transportation, and distribution costs		423	383	808	741
Cost of inventory		787	245	1,407	431
Utilities		117	108	237	215
Other direct operating costs		419	329	813	653
Total	[1]	$ 2,712	$ 1,925	$ 5,218	$ 3,740

[1]	Our company reclassified depreciation and amortization expense, which was previously presented as a separate line item, to direct operating costs. Direct operating costs include $552 million and $1,096 million of depreciation and amortization expenses for the three and six-month periods ended June 30, 2022, respectively. Prior period amounts were also adjusted to reflect this change, which resulted in an increase to direct operating costs of $492 million and $961 million for the three and six-month periods ended June 30, 2021, with an equal and offsetting decrease to depreciation and amortization expense. This reclassification had no impact on revenues, net income, or basic and diluted earnings per limited partner unit.